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    Written Statement of Chief Executive Officer and Chief Financial Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned, the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and the former Acting Chief Financial Officer of each of XM Satellite Radio Holdings Inc. ("Holdings") and XM Satellite Radio Inc. ("XM"), each hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q of Holdings and XM for the quarterly period ended June 30, 2002 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of each of Holdings and XM.

                                         /s/ Hugh Panero
                                         -------------------------------------
                                         Hugh Panero
                                         President and Chief Executive Officer
                                         August 14, 2002



                                         /s/ Joseph J. Euteneuer
                                         -------------------------------------
                                         Joseph J. Euteneuer
                                         Executive Vice President and Chief
                                          Financial Officer
                                         August 14, 2002


                                         /s/ Gregory Cole
                                         -------------------------------------
                                         Gregory Cole
                                         Vice President and Treasurer, Acting
                                          Chief Financial Officer (second
                                          quarter through 6/20/02)
                                         August 14, 2002